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EXHIBIT 10.3


                             RMB FINANCING AGREEMENT

Agreement No. 2003 0166204R

Financing type: working capital loan

Loanee: Shenzhen ACTO Digital Video Tech. Co., Ltd.

Address:2608-2616 Floor 26, Huaneng Plaza, Shennan Zhonglu, Shenzhen City

Legal representation: Xie Jing

Loaner: China Construction Bank Shenzhen Branch

Person in Charge: Sun Jiancheng

Sub-branch: Rong Chao sub branch

Address: Unit 206-206, Building 22, Rong Chao Garden, Long Gang Disc.,
         Shenzhen City

Postcode: 518112

Fax: 0755-28584871

Tel: 0755-28584860

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Loanee (Party A): Shenzhen ACTO Digital Video Tech. Co., Ltd.

Loaner (Party B): China Construction Bank Shenzhen Branch

Party A seeks loan from Party B and Party B agrees to finance Party A. Both parties agree the following articles according to relevant regulations and laws.

ARTICLE ONE:
Party A borrowed RMB10,000,000 Yuan (US$1,204,819) from Party B.
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ARTICLE TWO:
The loan will be used for working capital of Party A.

ARTICLE THREE: TERM OF LOAN
The term of this loan is one year starts from March 26th, 2003 to March 25th, 2004.

If the starting date of loan of this contract is different from the loan indenture, the date of the loan indenture of first round loan will be used as the standard. The loan indenture is part of this contract and has the same legal effectiveness of this contract.

ARTICLE FOUR: LOAN INTEREST, INTEREST CALCULATION AND INTEREST CLEARANCE

1.       The loan interest of this contract is 0.4425% per month.
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2.   Interests of the loan will be calculated from the date the loan is transferred to Party A's account and the interest will be paid monthly on the 20th day of each month, daily interest is monthly interest/30.

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3.   If Bank of China adjusts interest from the contract date to the first round loan transfer, the interest will be calculated according to (A)

     (A)  The interest rate will use the contract rate mentioned above.

     (B)  The interest rate will use the after-adjustment rate.

4. Calculation and adjustment of the interest will accord the regulations by Bank of China. If there is any amendment of relevant regulations by Bank of China during the loan period, Party B has the right to execute the new regulations without notice Party A.

ARTICLE FIVE: DISBURSEMENT OF THE LOAN

1.       Precondition of the disbursement

(A) Party B has the responsibility to disburse the loan only if all the preconditions below are satisfied unless Party B partly or wholly waive.

(1)        Party A has finished processing including approvals, filings etc.
           according to relevant laws and regulations.

(2) The guarantee contract or other guarantee means has been effected if there is any.

(3)        Party A has not breached any term of this contract.


(4)        Any other precondition both parties has agreed:

(B) If Party A satisfies all the preconditions above, Party B will start to disburse loan to Party A within 10 days.

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ARTICLE SIX: PAYMENT

1.       Payment tenet

Any payment of this contract will be paid interest first then corpus.

2.       Payment of interest

Party A should pay interest on the interest payment day. The first payment of interest should be paid on first interest payment day after first round disbursement of loan. The final payment will be the interest and corpus together.

3.       Payment of corpus

4.       Payment method

Party A should deposit enough cash on its bank account before the payment day or transfer capital to Party B on the payment day, if Party A delayed payment, Party B has the right to collect from Party A's accounts in China Construction Bank.

5.          Advanced redemption

(A) If Party A wants to make advanced redemption of interest it needs to notice Party B.

(B) If Party A wants to make advanced redemption of corpus it needs to give Party B written notice 10 working days in advance and only make the payment with Party B's agreement.

      Party A agrees to pay subvention if make advanced redemption of corpus,


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      subvention amount=advanced redemption amount x 0.05ie x advanced days

Party A should pay advanced redemption by the reverse order and Party A should pay interest for residual amount according to this contract.

ARTICLE SEVEN: LOAN GUARANTEE

The type of the guarantee is 1
                             -
1.       Guarantee
2.       Mortgage
3.       Hypothecation
4.       Credit
5.       Credit insurance
6.       Others

ARTICLE EIGHT: PARTY A'S RIGHTS AND RESPONSIBILITIES

1.         Rights

          (A)  To ask Party B to disburse loan according to this contract.

          (B)  To use the loan according to the usage term of this contract.

          (C) To apply the extension of loan term if satisfied Party B's requirements.

          (D) To ask Party B to obey the confidentiality term for the financial statements and operation materials offered, the conflicts with relevant regulations and laws are exemptions.

2.         Responsibilities


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(A)        To offer Party B its financial statements and operation materials within first 10 days of each season, should include balance sheet, profit and loss account, cash flow statement, Party A should be responsible for the authenticity, completeness and effectiveness of these statements.

(B) To use the loan according to usage term, not to misconduct or to peculate.

(C) Corporate Party B to investigate and review its operation, accounting activities etc.

(D)        To make the payment on  time.

(E) Could not guarantee for the third party by the capital borrowed by this contract without the permission of Party B.

(F) If Party A wants to guarantee for any third party by its assets it needs to notice Party B by written and get permission.

(G) If the warrantor of this contract has stopped production, shut up shop, logout registration, be revoked business license, bankrupted, report loss etc. and partly or wholly lost its capacity to guarantee, or the guaranties of this contract lost, diminished or the value decreased, Party A should immediately offer other guarantee/guaranty.

(H) Party A should notice Party B if there is any change in its name, legal representation, address, business core, registered capital etc.

(I) If there is any change in shareholder structure, lease, merger, acquisition, set up joint venture, divestitures, dissolutions, apply bankruptcy etc. which will effect the payment ability of Party A, Party A should notice Party B in written 10 days in advance, get the permission and solve the payment with Party B according to Party B's requirements.

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(J)        If Party A is to stop production, shut up shop, logout registration, be revoked business license, the legal representation or main person in charge involved in material lawbreakings, resulted in the material difficulty in operation or accounting and the ability of payment is fundamentally effected, Party A should notice Party B by written and solve the payment and guarantee issued according to Party B's requirements.
(K) To be charged for the legal, insurance, valuation, registration, safekeeping, appraisal and notarization fee relevant to this contract.

      ARTICLE NINE: PARTY B'S RIGHTS AND RESPONSIBILITIES

1.         Rights

(A) To comprehend the operations and accounting activities of Party A, to ask Party A to offer relevant plans, statistics, financial statements etc.

(B) To deduct the payment from Party A's account in all branches in China Construction Bank in any currency. 2. Responsibilities (A) To disburse loan on time according to this contract, the delays due to Party A's problem is exemption. (B) Obey the confidentiality term for Party A's operation and business materials. ARTICLE TEN: BREACH 1. Situations (A) Party A breaches the contract (1) Did not offer to Party B true, whole, effective financial statements and/or operation reports according to Party B's requirements.


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     (2)  Did not use the loan according to usage term of this contract.


     (3)  Did not pay interest and/or corpus on time.

     (4)  Refuse or block Party B's investigation on the usage of loan.

     (5)  Transfer the capital, misconduct capital etc. to avoid debt.

     (6) Operational or accounting situation exacerbated and could not make the payment on time, or involved in any material lawsuit which makes Party B believes its interest under this contract had been damaged.

     (7)  Other debt responsibility may or has affected the payment ability.

     (8)  Party A has failed to pay mature loan issued by China Construction
          Bank.


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     (9)  During the period of validity, Party A processes lease, merger, acquisition, set up joint venture, pool, divestitures, changes in shareholder structure etc. which makes Party B believes it will affect the payment ability of Party A or damage the interest of Party B.

     (10) Any material problems which Party B believes it will affect the payment of debt.

     (11) Breach of any other responsibility terms of this contract.

(B)In case the warrantor processes the following activities, it will be regarded as breach of the contract by Party A if Party B receives no new reasonable guarantee from Party A :

     (1) Warrantor processes contracting, lease, merger, acquisition, set up joint venture, pool, divestitures, changes in shareholder structure etc, which will influence the warrantor's joint liability for guarantee

     (2)  Warrantor supplies the third party with guarantee unaffordable

     (3)  Warrantor loses or by any possibility to lose ability of guarantee

     (4)  Other breaches of the contract of the guarantee by the warrantor


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(C)In case the mortgagor processes the following activities, it will be regarded as breach of the contract by Party A if Party B receives no new reasonable guarantee from Party A:

(1) Mortgagor doesn't cover insurance for property in mortgage according to Party B's requirements, or doesn't handle the insurance indemnity as per the mortgage contract after insured accident occurred.
(2) In case of damage, loss or devaluation of the guaranty, the mortgagor doesn't handle the damage indemnity as per the mortgage contract
(3) Without the written consent of Party B, mortgagor handles the guaranty through donation, demise, lease, remortgage, transference or other activities.
(4) Mortgagor handles guaranty with the consent of Party B, but doesn't handle the received indemnity from guaranty as per the mortgage contract.
(5) In case of damage, loss or devaluation of the guaranty, which can affect liquidation of the debt under this contract, mortgagor does not regain the former value of the guaranty or can not supply other guaranty accepted by Party B.
(6) Other breaches by the mortgagor according to the mortgage contract.

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(D)In case the pledger processes the following activities, it will be regarded as breach of the contract by Party A if Party B receives no new reasonable guarantee from Party A:

          (1) Pledger doesn't cover insurance for property in pledge according to Party B's requirements, or doesn't handle the insurance indemnity as per the pledge contract after insured accident occurred.

          (2) In case of damage, loss or devaluation of the pledged property caused by the third party, the pledger doesn't handle the damage indemnity as per the pledge contract

          (3) Pledger handles pledged property with the consent of Party B, but doesn't handle the received indemnity from the pledged property as per the pledge contract.


           (4) In case of damage, loss or devaluation of the pledged property, which can affect liquidation of the debt under this contract, together with the interest, pledger does not regain the former value of the pledged property or can not supply other kind of guaranty accepted by Party B.

          (5) Other breaches by the pledger according to the pledge contract.

         (E) The following situations shall be regarded as breaches of the contract by Party A: The contract of guarantee is not put into effect, of no effect, cancelled, or other situations in which the guarantee fully or partly


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loses the ability to offer guarantee or rejects to perform the responsibility of guarantee and Party A supplies no new guarantee to Party B.

2.       Remedies

         In case the situations described in (A)-(E) occur, Party B reserves the following right(s):

     (A) Party B may stop granting loan, declare that loan expires immediately and ask Party A to compensate for all the debts under this contract, together with interests and relative expenses.

     (B) Party B may ask Party A to pay the penalty at the rate of 6.3ie of the corpus.

     (C) In case Party A does not make use of the loan according to the purpose described in this contract, according to relative regulations of the People's Bank of China, Party B may make a levy of interest on part of the loan which is peculated by Party A.

     (D) Before the loan expiration, the interests unpaid punctually by Party A shall be calculated at compound rate according to relative regulations in Article 4 of this contract.

     (E) If exceeding the loan expiration date, the loan and interests on it unpaid punctually by Party A(including the whole or part of the loan and interest expire in advance, which declared by Party B) shall be calculated at compound rate according to relative regulations showed in this contract and which are issued by People's Bank of China. Exceeds the loan expiration date is defined as IF Party A does not make the full payment on scheduled date or does not clear each payment on time.

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     (F)  To transfer any types of currency from Party A's account opened at
          China Construction Bank

     (G)  To ask Party A to supply new guarantee for the payment of the debts.

     (H)  To exercise the rights of guarantee.

     (I)  To terminate the contract.

      Article 11 The bank which is responsible for performance, execution of this contract and other issues Party B authorizes China Construction Bank Shenzhen Branch Rong Chao sub branch to be the bank which are responsible for performance, execution of this contract, and litigation etc. Article

      12 Other items agreed by both parties.

      Article 13

      Disputes occurred during the performance of this contract shall be resolved through consultation, or otherwise to take the following way 2


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1.              Sue the court where Party B is located

2.              Bring to Shenzhen arbitration commission(place of arbitration:
                Shenzhen ) and arbitrate according to existing valid arbitration regulations. The arbitration shall be final one which is binding on both parties.

           During arbitration, the articles which have no connection with the disputes still shall be performed and executed. Article 14 Execution of Contract The contract will come into effect after it is signed and sealed by both parties' legal representatives or authorized agents.

      Article 15 IN WITNESS WHEREOF, the parties have caused this Contract to be executed in four copies.

      Article 16 Declaration

          1. Party A has a good understanding of Party B's range of business and limits of authority.

          2. Party A has read all of the articles under this contract. Party B has given relative explanation of the articles according to requirement of Party A. Party A has a fully knowing and good understanding of the meaning of the articles together with corresponding legal consequence.

          3.   Party A is entitled to execute this contract.


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Party A: Shenzhen ACTO Digital Video Technology Co. Ltd.

Legal Representative:

Date: March 26 2003


Party B: China Construction Bank Shenzhen Branch

Legal Representative:

Date: March 26 2003


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                     CHINA CONSTRUCTION BANK SHENZHEN BRANCH
                                ADVICE OF DRAWING

Loanee: Shenzhen ACTO Digital Video Tech. Co., Ltd.

Agreement No. 2003 0166204R

Account No.of Loan: 024010030000066

Account No.of Deposit: 024010020001127

Business Code: 708841295-9

Type of Currency: RMB

Amount of Loan: (Y)10,000,000


Valid date of drawing:

Within 20 days since the day when the Loan Agreement comes into effect
If loanee wants to draw out in one time, the valid date of drawing shall be within 20 days since the day of 26 Mar. 2003.

China Construction Bank Shenzhen Branch:

Aggording to the agreement executed on 25 Mar. 2003 between us, we are preparing to draw out all the loan in one time, and the amount is(Y)10,000,000. Please transfer this amount of money to our account opened in your bank (Please see the account No. given above)

Loanee: Shenzhen ACTO Digital Video Tech. Co., Ltd.

Legal Representative: Xie Jing


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Shenzhen ACTO Digital Video Tech. Co., Ltd.

We have received your advice of drawing. We will transfer the amount described in the advice to your account in our bank within 7 days since we have signed in this advice.


China Construction Bank Shenzhen Branch

Date of Execution: 2003



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                     CHINA CONSTRUCTION BANK SHENZHEN BRANCH
                        VOUCHER OF LOAN TRANSFER DEPOSIT

Loanee: Shenzhen ACTO Digital Video Tech. Co., Ltd.

Amount of Transfer Deposit: (Y)10,000,000




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